The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2018

Royce International Discovery Fund

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce International Discovery Fund, to be effective on December 28, 2018. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of November 1, 2018, the Fund was no longer offering its shares for purchase and was not accepting any investments.

November 27, 2018

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